                                                                   EXHIBIT 10.32

                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of December 30, 2004, by and among NYFIX,  INC., a Delaware  corporation (the
"COMPANY"),  and WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS,  L.P. a British Virgin
Islands limited partnership (the "INVESTOR").

                                R E C I T A L S :

            WHEREAS,   the  Company  has  entered  into  that  certain  Purchase
Agreement,  dated as of the date  hereof  (the  "PURCHASE  AGREEMENT")  with the
Investor  pursuant to which the Company has agreed to issue and sell to Investor a convertible promissory note (the "NOTE");

            WHEREAS, the Company has agreed to grant certain registration rights with respect to the shares of the Company's  Common Stock  issuable  pursuant to the Note, including upon conversion of the Note or upon payment on the Note with the Company's Common Stock;

            NOW, THEREFORE,  in consideration of the foregoing and of the mutual promises  and  covenants  contained  herein,  and for  other  good and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS

            As used  herein,  the  following  terms  shall  have  the  following respective meanings:

            1.1  "COMMISSION"  shall  mean  the  U.S.  Securities  and  Exchange
Commission or any other successor  federal agency at the time  administering the
Securities Act.

            1.2 "COMMON STOCK" shall mean the Company's common stock, $0.001 par value per share.

            1.3 "EXCHANGE ACT" shall mean the  Securities  Exchange Act of 1934, as amended,  or any similar federal statute and the rules and regulations of the
Commission thereunder, all as the same shall be in effect at the time.

            1.4 "HOLDERS" shall mean and include the Investor and any transferee thereof who holds Registrable Securities of record.

            1.5  "REGISTER,"   "REGISTERED"  and   "REGISTRATION"   refer  to  a
registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

            1.6  "REGISTRABLE  SECURITIES"  means  any and all  shares of Common
Stock: (i) issued or issuable pursuant to the provisions of the Note,  including upon  conversion  of the Note or upon  payment  on the Note,  or (ii)  issued or issuable  with respect to the Common Stock  referred to in clause (i) above upon any stock split,  stock dividend,  recapitalization,  reclassification,  merger,

consolidation or other similar event. The term  "Registrable  Securities"  shall exclude in all cases,  however,  such shares of Common Stock (i) following their sale by a Holder to the public pursuant to a registered  offering or pursuant to
Rule  144  (or any  similar  provision  then in  force)  promulgated  under  the
Securities  Act,  (ii)  once  they are  otherwise  freely  transferable  without restriction  pursuant to Rule 144(k) under the Securities Act or (iii) sold in a private  transaction  in which  the  Holder's  registration  rights  under  this
Agreement are not assigned.

            1.7 "REGISTRATION  EXPENSES" shall mean all reasonable and customary expenses  incurred by the  Company in  complying  with  Articles 2 and 3 hereof, including,  without limitation, all registration,  qualification and Commission,
National  Association  of Securities  Dealers,  Inc.,  stock  exchange and other filing fees, printing expenses,  duplication  expenses relating to copies of any registration statement or prospectus delivered to any Holders, escrow fees, fees and disbursements of legal counsel for the Company,  blue sky fees and expenses, and the expense of any audits  incident to or required by any such  registration
(but excluding the compensation of employees and officers of the Company,  which shall be paid in any event by the Company).

            1.8  "SECURITIES  ACT" shall  mean the  Securities  Act of 1933,  as amended,  or any similar  federal  statute and the rules and  regulations of the
Commission thereunder, all as the same shall be in effect at the time.

            1.9 "SELLING EXPENSES" shall mean all underwriting fees,  discounts, selling  commissions  and stock  transfer  taxes  applicable to the  Registrable
Securities  registered  by the Holders and the fees and  expenses of any special counsel engaged by the Holders.

            1.10   "UNDERWRITER"   shall  mean  (whether  or  not  the  term  is
capitalized) a  broker-dealer  engaged by the Company to distribute  Registrable
Securities as principal or agent.

            1.11 "UNDERWRITING" or "UNDERWRITTEN" shall mean (whether or not the term is  capitalized) a method of publicly  distributing  securities  through an
Underwriter.

                                   ARTICLE 2
                              REQUIRED REGISTRATION

            2.1 REQUIRED REGISTRATION. Not later than June 30, 2005 (the "FILING
DATE,"  unless a majority  in  interest  of the  Holders  request a delay of the filing  for up to an  additional  60 days in  writing  and in  such  case,  upon expiration of this requested delaying period), the Company will prepare and file with the Commission a registration  statement  under the Securities Act covering all of the Registrable  Securities and use its reasonable best efforts to obtain the effectiveness of such registration as soon as practicable as would permit or facilitate the original issuance or subsequent resale and distribution of all of such  Registrable  Securities.  If,  however,  the Company  shall furnish to the
Holders a certificate  signed by the President of the Company within thirty (30)
days of the Filing Date stating that, in the good faith judgment of the Board of
Directors of the Company,  a material  acquisition or disposition by the Company is being  negotiated  or has been publicly  announced or that such  registration statement  would have a material  detrimental  effect on the  Company,  then the
Company  shall have the right to defer such filing for a period of not more than

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sixty (60) days after the Filing Date. Such registration statement shall contain
(unless the Holders otherwise  direct)  substantially the "Plan of Distribution"
attached  hereto as ANNEX A. The Company's  failure to obtain  effectiveness  of this registration statement by September 30, 2005 (the "Registration  Deadline")
(subject to an  extension of such  Registration  Deadline to  correspond  to the extension  of the Filing  Date,  if any,  granted by the  Holders  above,  or to correspond  to the right of the Company to defer the Filing  Date in  accordance with this Section 2.1 and subject to delays incurred by any Holder's  failure to comply with the  provisions  of Section 5(b) below) will commence the running of the first "Failure Term" as defined in Section 6 of the Note. Each Holder agrees that if the Company  determines that there are material  developments  which the
Company  determines  require  the filing of a  post-effective  amendment  to the registration  statement,  then each Holder  agrees to refrain  from  selling any
Registrable Securities until the post-effective amendment is declared effective.
The  Company  agrees  to file  and  attempt  to  have  declared  effective  such post-effective amendment as soon as possible.

            2.2 UNDERWRITING.

            (a) The resale distribution of the Registrable Securities covered by the registration statement referred to in Section 2.1 above shall be effected by means of the method of  distribution  selected by the Holders holding a majority of the Registrable Securities covered by such registration.  The Holders holding a majority of the Registrable Securities may also change the resale distribution method from time to time (subject to amendment of the registration  statement at the  expense of the  Holders as required  to  describe  such  changes).  If such distribution is effected by means of an underwriting, the right of any Holder to registration  pursuant to this Article 2 shall be conditioned upon such Holder's
participation   in  such   underwriting  and  the  inclusion  of  such  Holder's
Registrable Securities in the underwriting to the extent provided herein.

            (b) If such  distribution  is effected by means of an  underwriting, the Company  (together with all Holders proposing to distribute their securities through  such  underwriting)  shall  enter  into an  underwriting  agreement  in customary  form with a managing  underwriter of nationally  recognized  standing selected  for such  underwriting  by the Company  and  approved by a majority in interest of the Holders, which approval shall not be unreasonably withheld.

            (c) If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw  therefrom by written  notice to the  Company,  the managing  underwriter and the other Holders.  The Registrable  Securities and/or other securities so withdrawn shall also be withdrawn from registration.

            2.3 INCLUSION OF SHARES BY THE COMPANY.  If the resale  distribution of Registrable  Securities is being effected by means of an underwriting  and if the managing underwriter will not limit the number of Registrable  Securities to be underwritten,  the Company may include  securities for its own account or for the account of others in such registration if the managing underwriter so agrees and shall include securities for the account of others ("Other Holders") in such registration as required by the Company's contractual obligations existing as of the Closing Date to holders of the Company's  securities.  The inclusion of such shares  shall be on the same  terms as the  registration  of shares  held by the
Holders.  If the managing  underwriter  decides  that the number of  Registrable

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Securities  proposed  to be sold in such  registration  exceeds  the  number  of securities  that can be sold in such offering  without an adverse effect on such offering,  the  Company  will  include in such  registration  only the number of
Registrable  Securities  that, in the opinion of the  underwriter,  can be sold, selected pro rata among the Holders and the Other Holders based on the number of shares they had  originally  proposed to register;  provided,  however,  that no securities  for the Company or any other holders  (other than the Other Holders)
shall be included in such registration unless all of the Registrable  Securities of the Holders are included.

                                   ARTICLE 3
                              COMPANY REGISTRATION

            3.1 NOTICE OF REGISTRATION  TO HOLDERS.  If at any time or from time to time  commencing  after the date  hereof,  the  Company  shall  determine  to register any of its  securities,  either for its own account or the account of a security  holder or holders,  other than (i) a registration  relating  solely to employee benefit plans on Form S-8 (or any successor form),  (ii) a registration relating  solely  to a  Commission  Rule  145  transaction  on Form  S-4 (or any successor  form)  or  (iii) a  registration  on any form  that  does not  permit secondary sales, the Company will:

            (a) promptly give to each Holder written notice thereof and

            (b)  include in such  registration  (and any  related  qualification under  blue sky  laws or other  compliance),  and in any  underwriting  involved therein,  all the  Registrable  Securities  specified  in a written  request  or requests,  made  within 15 days after  receipt of such  written  notice from the
Company described in Section 3.1(a),  by any Holder or Holders,  but only to the extent that the original  issuance or resale  distribution  of such  Registrable
Securities is not already covered by an effective  registration  statement under
Article 2 above.

            3.2 UNDERWRITING.

            (a) If the  registration of which the Company gives notice is for an offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a).  In such event, the right  of any  Holder  to  registration  pursuant  to this  Article  3 shall  be conditioned  upon  such  Holder's  participation  in such  underwriting  and the inclusion of such Holder's  Registrable  Securities in the  underwriting  to the extent provided  herein.  All Holders  proposing to distribute  their securities through  such  underwriting  shall  (together  with the  Company)  enter into an underwriting  agreement in customary form with the managing underwriter selected for such underwriting by the Company.

            (b)  Notwithstanding  any other  provision of this Article 3, if the managing  underwriter  determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all
Registrable  Securities from such  registration  and  underwriting.  The Company shall so advise all Holders of Registrable Securities,  and the number of shares of Common  Stock to be  included  in such  registration  shall be  allocated  as follows:  first,  for the  account of the  Company,  all shares of Common  Stock proposed to be sold by the Company;  and second,  for the account of the Holders and any other  shareholders of the Company  participating in such  registration, the  number  of  shares  of  Common  Stock  requested  to  be  included  in  the

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registration by the Holders and such other shareholders in proportion, as nearly as  practicable,  to the respective  amounts of Registrable  Securities that are proposed to be offered and sold by the  Holders and such other  shareholders  of
Common Stock at the time of filing the  registration  statement.  No Registrable
Securities  or other shares of Common Stock  excluded from the  underwriting  in this  Article 3 by reason of the  underwriters'  marketing  limitation  shall be included in such registration.

            (c) The Company  shall so advise all  Holders and the other  holders distributing  their securities through such underwriting of any such limitation, and the number of shares of Registrable  Securities  held by Holders that may be included in the registration. If any Holder disapproves of the terms of any such underwriting,  such Holder may elect to withdraw  therefrom by written notice to the Company and the managing  underwriter.  Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, but the Holder shall continue to be bound by the terms hereof.

            (d) The Company  shall have the right to  terminate  or withdraw any registration  initiated by it under this Article 3 prior to the effectiveness of such  registration,  whether or not a Holder has elected to include  Registrable
Securities in such registration.

                                   ARTICLE 4
                            EXPENSES OF REGISTRATION

            All   Registration   Expenses   incurred  in  connection   with  any
registration,  qualification  or compliance  pursuant to Articles 2 and 3 hereof and the reasonable fees of one counsel for the Holders of Registrable Securities in the case of  registration  pursuant to Article 2 hereof (up to $20,000) shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered  by the  Holders  shall be borne by the  Holders of such  Registrable
Securities pro rata on the basis of the number of shares so registered.

                                   ARTICLE 5
                             REGISTRATION PROCEDURES

            (a) In  the  case  of  each  registration  effected  by the  Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof.  The
Company  agrees to use its  reasonable  best  efforts  to  effect or cause  such registration to permit the sale of the Registrable Securities covered thereby by the  Holders  thereof  in  accordance  with the  intended  method or  methods of distribution  thereof  described in such registration  statement.  In connection with any registration of any Registrable Securities, the Company shall:

                  (i)  prepare  and file  with  the  Commission  a  registration statement  with respect to such  Registrable  Securities and use its reasonable best efforts to cause such  registration  statement filed to become effective;

                  (ii) prepare and file with the Commission  such amendments and supplements  to  such  registration  statement  and  the  prospectus included  therein as may be  necessary  to effect and  maintain  the effectiveness of such  registration  statement as may be required by the  applicable  rules and  regulations  of the  Commission  and the instructions  applicable to the form of such registration  statement

                                      -5-

            (provided,  however,  that  the  Company  shall  not be  obliged  to maintain the  effectiveness  of such  registration  statement longer than  through  the  earlier  of (A) the date on which the Holder may sell all Registrable  Securities  then held by the Holder,  or which may become  issuable upon  conversion of the Note or upon payment on the Note,  without  restriction  by the volume  limitations  of Rule
            144(e) of the  Securities  Act or (B) such  time as all  Registrable
            Securities  held  by such  Holder,  or  which  may  become  issuable pursuant to the provisions of the Note, have been sold pursuant to a
            registration   statement),   and  furnish  to  the  holders  of  the
            Registrable Securities covered thereby copies of any such supplement or amendment prior to its use and/or filing with the Commission;

                  (iii) promptly notify the Holders of Registrable Securities to be  included in a  registration  statement  hereunder,  the sales or placement  agent, if any,  therefor and the managing  underwriter of the securities  being sold, and confirm such advice in writing,  (A)
            when such registration  statement or the prospectus included therein
            or  any  prospectus   amendment  or  supplement  or   post-effective
            amendment  has been filed,  and,  with respect to such  registration statement or any post-effective  amendment, when the same has become effective,  (B) of the issuance by the  Commission of any stop order suspending the effectiveness of such  registration  statement or the initiation of any proceedings  for that purpose,  (C) of the receipt by the Company of any notification with respect to the suspension of the  qualification  of the  Registrable  Securities  for sale in any jurisdiction  or the initiation or threatening of any proceeding for such purpose or (D) if, to the Company's knowledge,  it shall be the case,  at any time when a  prospectus  is required  to be  delivered under the  Securities  Act,  that  such  registration  statement  or prospectus,  or any document incorporated by reference in any of the foregoing,  contains an untrue statement of a material fact or omits to  state  any  material  fact  required  to be  stated  therein  or necessary to make the statements  therein not misleading in light of the circumstances then existing;

                  (iv) use its reasonable  best efforts to obtain the withdrawal of any  order  suspending  the  effectiveness  of such  registration statement or any  post-effective  amendment  thereto or of any order suspending  or  preventing  the  use of any  related  prospectus  or suspending the qualification of any Registrable  Securities included in such  registration  statement for sale in any jurisdiction at the earliest practicable date;

                  (v) furnish to each  Holder of  Registrable  Securities  to be included in such registration statement hereunder, each placement or sales agent, if any, therefor and each underwriter, if any, thereof, without charge, a conformed copy of such registration  statement and any amendment  and  supplement  thereto (in each case  including all exhibits and documents incorporated by reference) and such number of copies of the  prospectus  included in such  registration  statement
            (including each preliminary  prospectus and any summary prospectus), and any amendment or supplement thereto,  as such Holder,  agent, if any, and  underwriter,  if any, may  reasonably  request in order to facilitate the  disposition of the Registrable  Securities  owned by such Holder sold by such agent or underwritten  by such  underwriter and to permit  such  Holder,  agent and  underwriter  to satisfy the prospectus delivery requirements of the Securities Act;

                                      -6-

                  (vi)  use its  reasonable  best  efforts  to (A)  register  or
            qualify  the   Registrable   Securities   to  be  included  in  such
            registration  statement under such other securities laws or blue sky laws of such states of the United States or the District of Columbia to be  designated  by the Holders of a majority of such  Registrable
            Securities  participating in such registration and each placement or sales agent, if any, therefor and underwriter,  if any, thereof,  as any Holder and each  underwriter,  if any, of the  securities  being sold shall reasonably request (provided,  that the Company shall not be required to register  or qualify the  Registrable  Securities  in more than 15 such  jurisdictions  unless the  expenses  thereof  are borne  by the  Holders  requesting  such  efforts),  (B)  keep  such registrations or  qualifications in effect and comply with such laws at all times during the period  described in Section 5(a)(ii) above, and (C) take any and all such actions as may be reasonably necessary to enable such Holder,  agent, if any, and underwriter to consummate
            the   disposition  in  such   jurisdictions   of  such   Registrable
            Securities;   provided,  however,  that  in  order  to  fulfill  the
            foregoing obligations under this Section 5(a)(vi), the Company shall not  (unless  otherwise  required to do so in any  jurisdiction)  be required  to (1)  qualify  generally  to do  business  as a  foreign company or a broker-dealer, (2) execute a general consent to service of process or (3) subject itself to taxation; and

                  (vii)  furnish,  at the  request of a majority  of the Holders participating in the registration, on the date that such Registrable
            Securities  are  delivered  to the  underwriters  for sale,  if such
            securities  are  being  sold  through  underwriters,   or,  if  such
            securities are not being sold through underwriters, on the date that the registration  statement with respect to such securities  becomes effective,  (i) an  opinion,  dated as of such date,  of the counsel representing the Company for the purposes of such  registration,  in form and substance as is  customarily  given to  underwriters  in an underwritten  public  offering  and  reasonably  satisfactory  to  a
            majority  in  interest  of  the  Holders  requesting   registration,
            addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent  certified public accountants of the
            Company,   in  form  and  substance  as  is  customarily   given  by
            independent  certified  public  accountants  to  underwriters  in an underwritten  public  offering  and  reasonably  satisfactory  to  a
            majority  in  interest  of  the  Holders  requesting   registration,
            addressed  to  the  underwriters,   if  any,  and  if  permitted  by
            applicable   accounting   standards,   to  the  Holders   requesting
            registration of Registrable Securities.

            (b) The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish in writing to the Company such information  regarding such Holder and such Holder's method of distribution of such  Registrable  Securities as the Company may from time to time reasonably request.  Each  such  Holder  agrees  to  notify  the  Company  as  promptly  as practicable of any inaccuracy or change in information  previously  furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus  relating to such registration  contains or would contain an untrue  statement  of a material  fact  regarding  such Holder or the distribution of such Registrable  Securities or omits to state any material fact regarding  such  Holder  or the  distribution  of  such  Registrable  Securities required to be stated  therein or necessary to make the  statements  therein not misleading in light of the circumstances then existing,  and promptly to furnish to the Company  any  additional  information  required to correct and update any

                                      -7-

previously  furnished  information or required so that such prospectus shall not contain,  with respect to such Holder or the  distribution  of such  Registrable
Securities,  an untrue  statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the  statements  therein not misleading in light of the circumstances then existing.

            (c) Each of the  Holders  will  comply  with the  provisions  of the
Securities Act with respect to disposition of the  Registrable  Securities to be included in any registration statement filed by the Company.

                                   ARTICLE 6
                                 INDEMNIFICATION

            6.1 The Company will  indemnify  each Holder,  each of its officers, directors  and  partners,  and  such  Holder's  legal  counsel  and  independent accountants,  if any, and each person  controlling  any such persons  within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification  or compliance has been effected  pursuant to this Agreement,  and each  underwriter,  if any, and each person who controls any underwriter  within the meaning of Section 15 of the Securities Act,  against all expenses,  claims, losses,  damages and liabilities (or actions in respect thereof),  including any of the  foregoing  incurred  in  settlement  of  any  litigation,  commenced  or threatened,  arising out of or based on any untrue  statement (or alleged untrue statement)  of a  material  fact  contained  in any  registration  statement  or prospectus, or any amendment or supplement thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,  or any violation by the Company of any rule or regulation  promulgated  under the  Securities Act or any state  securities  laws  applicable to the Company and relating to action or inaction by the Company in connection with any such registration,  qualification or  compliance,  and will  reimburse  each such  Holder,  each of its  officers,
directors  and  partners  and  such  Holder's  legal  counsel  and   independent
accountants, and each person controlling any such persons, each such underwriter and each person who controls any such  underwriter,  for any legal and any other expenses  reasonably  incurred in connection  with  investigating,  preparing or defending any such claim, loss, damage, liability or action; provided,  however, that the Company will not be liable in any such case to the extent that any such claim,  loss,  damage,  liability  or  expense  arises out of or is based on any untrue  statement or omission or alleged  untrue  statement or omission  made in reliance  upon and in  conformity  with  written  information  furnished  to the
Company  by  such  Holder,   officers,   directors,   partners,  legal  counsel,
accountants,  underwriter or controlling persons, and expressly intended for use in such  registration  statement or  prospectus,  or any amendment or supplement thereof.

            6.2 Each Holder will, if Registrable  Securities held by such Holder are included in the securities as to which such  registration,  qualification or compliance is being effected,  indemnify the Company,  each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement,  each person who  controls  the  Company  or such  underwriter  within the  meaning of
Section  15 of the  Securities  Act,  and each other  such  Holder,  each of its officers,  directors,  partners, legal counsel and independent  accountants,  if any, and each person controlling such Holder within the meaning of Section 15 of
the  Securities  Act,  against  all  expenses,   claims,   losses,  damages  and
liabilities  (or actions in respect  thereof),  including  any of the  foregoing

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incurred in settlement of any litigation,  commenced or threatened,  arising out of or based on any untrue statement (or alleged untrue  statement) of a material fact  contained  in  any  such  registration  statement  or  prospectus,  or any amendment or supplement  thereto, or based on any omission (or alleged omission)
to state therein a material  fact required to be stated  therein or necessary to make the statements therein not misleading, and will reimburse the Company, such
Holders,  such  directors,   officers,   partners,  legal  counsel,  independent
accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss,  damage,  liability or action, in each case to the extent, but only to the extent,  that such untrue statement (or alleged untrue statement) or omission  (or  alleged  omission)  is  made in such  registration  statement  or prospectus or amendment or  supplement  in reliance upon and in conformity  with written  information  furnished  to the  Company by such  Holder  and  expressly intended for use in such registration statement or prospectus,  or any amendment or supplement thereof;  provided,  however,  that the obligations of each Holder hereunder  shall be limited to an amount equal to the proceeds to such Holder of
Registrable Securities sold as contemplated herein.

            6.3 Each party entitled to indemnification under this Section 6 (the
"INDEMNIFIED  PARTY")  shall  give  notice  to the  party  required  to  provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the  Indemnifying  Party to assume  the  defense of any such claim or any litigation  resulting  therefrom,  provided  that  counsel for the  Indemnifying
Party,  who shall  conduct  the  defense of such claim or  litigation,  shall be approved by the  Indemnified  Party (whose  approval shall not  unreasonably  be withheld). The Indemnified Party may participate in such defense at such party's expense;  provided,  however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified  Party if  representation  of both parties by the same counsel would be inappropriate due to actual or potential  conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall  not  relieve  the  Indemnifying  Party  of  its  obligations  under  this
Agreement, unless such failure is prejudicial to the ability of the Indemnifying
Party to defend the action.  No  Indemnifying  Party, in the defense of any such claim or litigation,  shall,  except with the consent of each Indemnified Party, consent to entry of any  judgment  or enter into any  settlement  which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such  Indemnified  Party of a release  from all  liability in respect of such claim or litigation.

            6.4 If the  indemnification  provided  for in Section  6.1 or 6.2 is unavailable or  insufficient  to hold harmless an Indemnified  Party,  then each
Indemnifying  Party  shall  contribute  to the  amount  paid or  payable by such
Indemnified  Party as a result  of the  expenses,  claims,  losses,  damages  or liabilities  (or  actions or  proceedings  in respect  thereof)  referred  to in
Section 6.1 or 6.2, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of  Registrable  Securities on the other hand in connection  with  statements or omissions which resulted in such  losses,  claims,  damages or  liabilities  (or actions or  proceedings  in
respect  thereof)  or  expenses,   as  well  as  any  other  relevant  equitable
considerations.  The relative  fault shall be  determined by reference to, among other things,  whether the untrue or alleged untrue statement of a material fact or the  omission  or  alleged  omission  to state a  material  fact  relates  to information supplied by the Company or the sellers of Registrable Securities and the parties' relative intent,  knowledge,  access to information and opportunity to correct or prevent such untrue  statement  or  omission.  The Company and the

                                      -9-

Holders agree that it would not be just and equitable if contributions  pursuant to this Section 6.4 were to be  determined by pro rata  allocation  (even if all sellers of Registrable  Securities  were treated as one entity for such purpose)
or by any  other  method  of  allocation  which  does  not take  account  of the equitable  considerations referred to in the first sentence of this Section 6.4.
The amount paid by an  Indemnified  Party as a result of the  expenses,  claims, losses,  damages or liabilities  (or actions or proceedings in respect  thereof)
referred to in the first sentence of this Section 6.4 shall be deemed to include any legal or other expenses  reasonably  incurred by such  Indemnified  Party in connection with investigating or defending any claim, action or proceeding which
is  the  subject  of  this   Section  6.4.  No  person   guilty  of   fraudulent
misrepresentation  (within the meaning of Section 11(f) of the  Securities  Act)
shall be  entitled  to  contribution  from any person who was not guilty of such
fraudulent   misrepresentation.   The  obligations  of  sellers  of  Registrable
Securities  to  contribute  pursuant  to this  Section  6.4 shall be  several in proportion  to the  respective  amount of  Registrable  Securities  sold by them pursuant to a registration statement.

                                   ARTICLE 7
                               RULE 144 REPORTING

            With a view to making  available  the benefits of certain  rules and regulations  of the  Commission  which  may at  any  time  permit  the  sale  of securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

            7.1 Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities  Act, at all times after the date hereof; and

            7.2 File with the  Commission  in a timely  manner all  reports  and other  documents  required  of the  Company  under  the  Securities  Act and the
Exchange Act.

                                   ARTICLE 8
                         TRANSFER OF REGISTRATION RIGHTS

            The rights to cause the Company to register  Registrable  Securities under this  Agreement  may be  assigned by a Holder to  Whitebox  Advisors,  LLC
("WHITEBOX")  or to a transferee or assignee of Registrable  Securities that (i)
is a  subsidiary,  parent or  affiliated  entity,  general  partner  or  limited partner, member or retired partner or member of a Holder or of Whitebox, (ii) is an  affiliated  fund,  a  follow-on  fund or  predecessor  fund of a Holder or a related  fund or of Whitebox or (iii) is a Holder's  family  member or trust for the benefit of an individual Holder; provided, however, (A) the transferor shall furnish to the Company written notice of the name and address of such transferee or assignee and the securities  with respect to which such  registration  rights are being assigned prior to such transfer and (B) such transferee shall agree in writing to be subject to all restrictions  set forth in this Agreement.  In each case,  such  rights  may  only  be  transferred  together  with  the  underlying
Registrable  Securities  in a  transfer  permitted  by the  Securities  Act  and applicable  state  securities  laws.  Any such  transferee or assignee  shall be deemed a Holder hereunder.

                                      -10-

                                   ARTICLE 9
         LIMITATIONS ON REGISTRATION RIGHTS GRANTED TO OTHER SECURITIES

            From and after the date of this  Agreement,  the Company  shall not, without  the  prior  written  consent  of  the  holders  of a  majority  of  the
Registrable  Securities  then  outstanding,  enter into any  agreement  with any holder or prospective  holder of any securities of the Company providing for the grant to such holder of registration rights superior to those granted herein.

                                   ARTICLE 10
                                  MISCELLANEOUS

            10.1  GOVERNING  LAW. The laws of the state of New York shall govern the  interpretation,  validity and  performance of the terms of this  agreement, regardless  of the law that might be applied  under  principles  of conflicts of law. The Company consents to the personal  jurisdiction and forum convenience of the state and federal courts located in Hennepin County, Minnesota, with respect to any action by a Holder to  enforce  the  provisions  of this  Agreement.  The
Holder consents to the personal  jurisdiction and forum convenience of the state and federal  courts  located in the Borough of Manhattan,  New York County,  New
York,  with  respect to any action by the Company to enforce the  provisions  of this Agreement.

            10.2 SUCCESSORS AND ASSIGNS.  Except as otherwise expressly provided herein,  the  provisions  hereof  shall  inure to the benefit of, and be binding upon,  the  successors and assigns of each of the parties hereto and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

            10.3  ENTIRE  AGREEMENT.  This  Agreement  constitutes  the full and entire  understanding  and  agreement  between  the  parties  with regard to the subject matter hereof.

            10.4  TERMINATION.  The  obligations  of  the  Company  to  register
Registrable  Securities under this Agreement for a Holder shall terminate on the date hereafter when (i) such Holder  (together  with its  affiliates,  partners, members and former  partners  and members)  holds less than 1% of the  Company's outstanding Common Stock and (ii) all Registrable Securities held by or issuable to such Holder (and its  affiliates,  partners,  members and former partners and members)  pursuant to the  provisions  of the Note may be sold under Rule 144(k)
during any 90 day period.

            10.5   NOTICES.   All  notices,   requests,   consents,   and  other
communications  hereunder shall be made in writing and shall be deemed given (i)
when made if made by hand delivery,  (ii) one business day after being deposited with an overnight courier if made by courier guaranteeing  overnight delivery or
(iii) on the date  indicated  on the notice of  receipt  if made by  first-class mail, return receipt requested, addressed as follows:

            (a) if to the Company, at

                NYFIX, Inc.
                333 Ludlow Street
                Stamford, CT 06902
                Attention:  General Counsel

                                       11

                with a copy to:

                Olshan Grundman Frome Rosenzweig & Wolosky LLP
                65 East 55th Street
                New York, New York  10022
                Attention:  Robert L. Frome, Esq.

            (b) if to the Purchaser, in care of:

                Whitebox Advisors, LLC
                3033 Excelsior Boulevard, Suite 300
                Minneapolis, Minnesota  55416
                Attention:  Jonathan Wood, Chief Financial Officer
                with a copy to:

                Messerli & Kramer P.A.
                150 South Fifth Street, Suite 1800
                Minneapolis, Minnesota 55402
                Attention: Jeffrey C. Robbins, Esq.

            (c) if to a Holder,  to the address  reflected on the records of the
Company,  or such other  address or  addresses  as shall have been  furnished in writing by such party to the Company and to the other parties to this Agreement.

            10.6 SEVERABILITY. The invalidity, illegality or unenforceability of one or more of the  provisions of this Agreement in any  jurisdiction  shall not affect  the  validity,  legality  or  enforceability  of the  remainder  of this
Agreement in such  jurisdiction or the validity,  legality or  enforceability of this Agreement,  including any such  provision,  in any other  jurisdiction,  it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

            10.7  TITLES  AND   SUBTITLES.   The  titles  of  the  sections  and
subsections of this Agreement are for  convenience of reference only and are not to be considered in construing this Agreement.

            10.8  COUNTERPARTS.  This Agreement may be executed in any number of counterparts,  each of which  shall be an  original,  but all of which  together constitute one instrument.

            10.9  AMENDMENT  AND  MODIFICATION.  This  Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and  Holders  representing  at least a majority of the  Registrable  Securities, voting  together  as a single  class;  provided,  that no such  amendment  shall unfairly discriminate against a particular Holder relative to the other Holders.
Any action taken by the Holders,  as provided in this Section  10.9,  shall bind all Holders.

                                      -12-

            IN WITNESS  WHEREOF,  the  undersigned  have hereunto  affixed their signatures.

NYFIX, INC.                                   WHITEBOX CONVERTIBLE ARBITRAGE
                                                PARTNERS, L.P.

By /s/ Peter K. Hansen                        By /s/ Andrew Redleaf
   -------------------------                     -------------------------------
Its Chief Executive Officer                   Its Managing Director

                                     ANNEX A
                              PLAN OF DISTRIBUTION

            We are  registering  the shares offered by this prospectus on behalf of the  selling  shareholders.  The selling  shareholders,  which as used herein includes donees, pledgees,  transferees or other successors-in-interest  selling shares of common stock or interests in shares of common stock received after the date  of  this  prospectus  from  a  selling  shareholder  as  a  gift,  pledge, partnership  distribution  or other  transfer,  may,  from  time to time,  sell, transfer or  otherwise  dispose of any or all of their shares of common stock or interests  in shares of common  stock on any stock  exchange,  market or trading facility  on which the  shares  are  traded or in  private  transactions.  These dispositions may be at fixed prices,  at prevailing market prices at the time of sale,  at prices  related to the  prevailing  market  price,  at varying  prices determined at the time of sale, or at negotiated prices.

            The selling  shareholders  may use any one or more of the  following methods when disposing of shares or interests therein:

               o   ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

               o   block trades in which the broker-dealer  will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

               o   purchases by a  broker-dealer  as principal and resale by the broker-dealer for its account;

               o   an exchange  distribution in accordance with the rules of the applicable exchange;

               o   privately negotiated transactions;

               o   short sales;

               o   through the writing or settlement of options or other hedging
                   transactions,   whether   through  an  options   exchange  or
                   otherwise;

               o   broker-dealers  may agree with the  selling  shareholders  to sell a specified  number of such shares at a stipulated price per share;

               o   a combination of any such methods of sale; and

               o   any other method permitted pursuant to applicable law.

            The selling  shareholders  may, from time to time, pledge or grant a security  interest  in some or all of the shares of common  stock  owned by them and,  if they  default in the  performance  of their  secured  obligations,  the pledgees or secured parties may offer and sell the shares of common stock,  from time to time,  under this  prospectus,  or under an amendment to this prospectus under  Rule  424(b)(3)  or other  applicable  provision  of the  Securities  Act amending the list of selling shareholders to include the pledgee,  transferee or other successors in interest as selling shareholders under this prospectus.  The selling  shareholders  also may  transfer  the  shares of common  stock in other circumstances,  in which case the  transferees,  pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

            In  connection  with  the  sale of our  common  stock  or  interests therein,  the selling  shareholders  may enter into  hedging  transactions  with broker-dealers  or other  financial  institutions,  which may in turn  engage in short  sales of the common  stock in the course of hedging  the  positions  they assume. The selling  shareholders may also sell shares of our common stock short and deliver  these  securities  to close out their short  positions,  or loan or pledge  the  common  stock  to  broker-dealers  that  in  turn  may  sell  these securities.  The  selling  shareholders  may also  enter  into  option  or other transactions with broker-dealers or other financial institutions or the creation of one or  more  derivative  securities  which  require  the  delivery  to  such
broker-dealer  or  other  financial   institution  of  shares  offered  by  this
prospectus,  which shares such broker-dealer or other financial  institution may resell pursuant to this  prospectus (as  supplemented or amended to reflect such transaction).

            The aggregate proceeds to the selling  shareholders from the sale of the common stock offered by them will be the purchase  price of the common stock less discounts or commissions, if any. Each of the selling shareholders reserves the right to accept  and,  together  with  their  agents  from time to time,  to reject,  in whole or in part,  any proposed  purchase of common stock to be made directly or through  agents.  We will not receive any of the proceeds  from this offering.

            The  selling  shareholders  also may  resell all or a portion of the shares  in open  market  transactions  in  reliance  upon  Rule  144  under  the
Securities Act of 1933,  provided that they meet the criteria and conform to the requirements of that rule.

            The  selling   shareholders  and  any  broker-dealers  that  act  in
connection  with the sale of  securities  might be deemed  to be  "underwriters"
within the meaning of Section 2(11) of the Securities  Act, and any  commissions received by such  broker-dealers  and any profit on the resale of the securities sold by them  while  acting as  principals  might be  deemed to be  underwriting discounts or commissions under the Securities Act.

            To the extent  required,  the shares of our common stock to be sold, the names of the selling shareholders, the respective purchase prices and public offering  prices,  the  names of any  agents,  dealer  or  underwriter,  and any applicable  commissions or discounts with respect to a particular  offer will be set  forth in an  accompanying  prospectus  supplement  or,  if  appropriate,  a post-effective  amendment  to the  registration  statement  that  includes  this prospectus.

            In order to  comply  with the  securities  laws of some  states,  if applicable,  the common  stock may be sold in these  jurisdictions  only through registered  or licensed  brokers or  dealers.  In  addition,  in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

                                      -2-

            We have advised the selling shareholders that the  anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling  shareholders and their  affiliates.
In addition,  we will make copies of this  prospectus (as it may be supplemented or amended  from time to time)  available  to the selling  shareholders  for the purpose of satisfying the  prospectus  delivery  requirements  of the Securities
Act. The selling  shareholders may indemnify any broker-dealer that participates in transactions  involving the sale of the shares against  certain  liabilities, including liabilities arising under the Securities Act.

            We  have  agreed  to  indemnify  the  selling  shareholders  against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

            We  have  agreed  with  the   selling   shareholders   to  keep  the
registration statement that includes this prospectus effective until the earlier of (1) such  time as all of the  shares  covered  by this  prospectus  have been disposed of pursuant to and in accordance with the registration statement or (2)
the  date on  which  the  shares  may be sold  pursuant  to Rule  144(k)  of the
Securities Act.

                                      -3-